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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2004

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                            FALCON PRODUCTS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)



                 1-9601                              43-0730877
        (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


          9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                               (314) 991-9200
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
RULE OR STANDARD; TRANSFER OF LISTING.

       On October 20, 2004, Falcon Products, Inc. (the "Company") issued a press release regarding its delisting from the New York Stock Exchange (the "NYSE") which is attached hereto as Exhibit 99.1. The first and second paragraphs of such press release are incorporated herein by reference. The Company does not plan to challenge the decision of the NYSE.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.



     (c) Exhibits:

         99.1  Press Release dated October 20, 2004


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             Falcon Products, Inc.



Date: October 20, 2004       By /s/ Gene Fleetwood
                                ---------------------------------------
                                Gene Fleetwood
                                Vice President and Chief Financial Officer

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                                EXHIBIT INDEX



EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
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  99.1     Press Release dated October 20, 2004